               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                       Pursuant to Section 13 or 15 (d)
                    of the Securities Exchange Act of 1934

                     Date of Report:    December 19, 1997



                            J. RAY McDERMOTT, S.A.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




          REPUBLIC OF PANAMA                 1-13570       No. 72-1278896
--------------------------------------------------------------------------------
    (State or other jurisdiction           (Commission     (IRS Employer
         of incorporation)                  File No.)    Identification No.)



 1450 Poydras Street, New Orleans, Louisiana            70112-6050
--------------------------------------------------------------------------------
  (Address of principal executive offices)              (Zip Code)



Registrant's Telephone Number, including Area Code:   (504) 587-5300

Item 2.  DISPOSITION OF ASSETS

On December 19, 1997, J. Ray McDermott, S.A. ("JRM") and Heerema Offshore Construction Group, Inc. ("Heerema") entered into a transaction pursuant to which they terminated the HeereMac joint venture (the "Termination Agreement"). The HeereMac joint venture was formed in January 1989 and utilized the specialized, heavy-lift marine construction vessels which were previously owned by the two parties. Each party had a 50% interest in the joint venture, and Heerema had responsibility for its day-to-day operations.

Under the terms of the Termination Agreement, Heerema acquired and assumed JRM's 50% interest in the joint venture in exchange for cash of $318,500,000 and title to several pieces of equipment. The equipment transferred to JRM includes two launch barges and the DB101, a 3,500-ton lift capacity, semi-submersible derrick barge. The equipment will be chartered to Heerema until the spring of 1998.
The amount and nature of the consideration paid in the transaction were determined through negotiations between JRM and Heerema.

The consideration received by JRM included a distribution of earnings of the HeereMac joint venture (approximately $62 million) and payment of principal and interest under a promissory note previously due to JRM (approximately $100 million).

JRM invested the cash proceeds it received from the Termination Agreement in government obligations and other investments.

As a result of the Termination Agreement, JRM recorded a gain on asset disposal of approximately $222 million and dividend income of approximately $62 million.

Item 7.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following pro forma financial information and exhibits are filed as a part of this report.

(b) Pro forma financial information required pursuant to Article II of Regulation S-X:

Item                                                            Page
----                                                            ----

     J. Ray McDermott, S.A. Pro Forma Condensed Consolidated
       Financial Statements (Unaudited):

       Pro Forma Condensed Consolidated Balance
          - September 30, 1997                                    4

       Pro Forma Condensed Consolidated Statement of Income
          - Fiscal Year Ended March 31, 1997                      5

       Pro Forma Condensed Consolidated Statement of Income
          - Six Months Ended September 30, 1997                   6

       Notes to the Pro Forma Condensed Consolidated Financial
           Statements                                             7

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997 gives effect to the termination of the HeereMac joint venture as if it had occurred on September 30, 1997. The Unaudited Pro Forma Condensed Consolidated Statements of Income for the fiscal year ended March 31, 1997 and the six months ended September 30, 1997 give effect to the termination as if it had occurred on April 1, 1996. Certain incremental direct costs associated with the termination are not material and are not reflected in the unaudited pro forma condensed consolidated financial statements. The pro forma information is based on JRM's previously reported historical financial statements using the assumptions and adjustments in the accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements. The pro forma condensed consolidated financial statements should be read in conjunction with JRM's historical consolidated financial statements and notes thereto contained in its Annual Report on Form 10-K for the fiscal year ended March 31, 1997 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 1997.

                            J. RAY McDERMOTT, S.A.
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 1997


ASSETS                               Historical   Adjustments      Pro Forma
                                     ----------   -----------      ---------
                                                  (In thousands)
Current Assets:
 Cash and cash equivalents           $  288,177   $318,500   (a)  $  606,677
 Accounts and notes receivable          365,367     (6,086)  (a)     359,281
 Contracts in progress                   99,023          -            99,023
 Other current assets                    23,411          -            23,411
----------------------------------------------------------------------------
 Total Current Assets                   775,978    312,414         1,088,392
----------------------------------------------------------------------------
Property, Plant and Equipment, at
  Cost                                1,177,172     25,846   (a)   1,203,018
 Less accumulated depreciation          844,595       (281)  (a)     844,314
----------------------------------------------------------------------------
Net Property, Plant and Equipment       332,577     26,127           358,704
----------------------------------------------------------------------------
Excess of Cost Over Fair Value of
  Net Assets of Purchased
  Businesses                            284,691          -           284,691
----------------------------------------------------------------------------
Investment in Unconsolidated
  Affiliates                             87,176    (52,851)  (a)      34,325
----------------------------------------------------------------------------
Other Assets                             51,822          -            51,822
----------------------------------------------------------------------------
    TOTAL                            $1,532,244   $285,690        $1,817,934
============================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
 Notes and accounts payable and
  current
   maturities of long term debt      $  189,918   $   (794)  (a)  $  189,124
 Advance billings on contracts          131,643          -           131,643
 U.S. and foreign income taxes           48,416        288   (a)      48,704
 Other current liabilities              199,205      2,202   (a)     201,407
----------------------------------------------------------------------------
Total Current Liabilities               569,182      1,696           570,878
----------------------------------------------------------------------------
Long-term Debt                          269,573          -           269,573
----------------------------------------------------------------------------
Deferred and Non-Current Income Taxes    36,404          -            36,404
----------------------------------------------------------------------------
Other Liabilities                        78,739          -            78,739
----------------------------------------------------------------------------
Stockholders' Equity:
 Preferred stock                             32          -                32
 Common stock                               411          -               411
 Other stockholders' equity             577,903    283,994   (a)     861,897
----------------------------------------------------------------------------
     Total Stockholders' Equity         578,346    283,994           862,340
----------------------------------------------------------------------------
    TOTAL                            $1,532,244   $285,690        $1,817,934
============================================================================

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                            J. RAY McDERMOTT, S.A.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF LOSS
                   FOR THE FISCAL YEAR ENDED MARCH 31, 1997

                                     Historical    Adjustments    Pro Forma
                                     ----------    -----------    ---------
                                                 (In thousands)

Revenues                            $ 1,367,587    $        -  $ 1,367,587
------------------------------------------------------------------------------

Costs and Expenses:
 Cost of operations                   1,158,025             -    1,158,025
 Depreciation and amortization           96,469             -       96,469
 Selling, general and
  administrative expenses               116,977             -      116,977
------------------------------------------------------------------------------
                                      1,371,471             -    1,371,471
------------------------------------------------------------------------------

Gain on Asset Disposals and
 Impairments-net                         29,019       (12,271)(b)   16,748
------------------------------------------------------------------------------
Operating Income before Equity in
 Loss of Investees                       25,135       (12,271)      12,864

Equity in Loss of Investees              (8,064)            -       (8,064)
------------------------------------------------------------------------------
Operating Income                         17,071       (12,271)       4,800
------------------------------------------------------------------------------

Other Income (Expense):
  Interest income                        16,387        (7,957)(c)    8,430
  Interest expense                      (40,043)            -      (40,043)
  Other - net                             7,314             -        7,314
------------------------------------------------------------------------------
                                        (16,342)       (7,957)     (24,299)
------------------------------------------------------------------------------
Income (Loss) Before Provision For
 Income Taxes                               729       (20,228)     (19,499)

Provision for Income Taxes               12,555             -       12,555
------------------------------------------------------------------------------

Net Loss                              $ (11,826)    $ (20,228)   $ (32,054)(d)
==============================================================================
Net Loss Applicable to Common Stock
  (after Preferred Stock Dividends)   $ (19,026)                 $ (39,254)
==============================================================================
Net Loss per Common and Common
   Equivalent Share (Primary and
   Fully Diluted)                     $   (0.47)                 $   (0.97)
==============================================================================
Weighted Average Number of Common
   and Common Equivalent Shares
   Outstanding                       40,376,361                 40,376,361
==============================================================================
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial
 Statements.

                            J. RAY McDERMOTT, S.A.
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997

                                    Historical    Adjustments  Pro Forma
                                    ----------    -----------  ---------
                                                (In thousands)

Revenues                            $  958,757     $        -  $ 958,757
------------------------------------------------------------------------------

Costs and Expenses:
  Cost of operations                   796,634              -    796,634
  Depreciation and amortization         53,406              -     53,406
  Selling, general and
    administrative expenses             50,892              -     50,892
------------------------------------------------------------------------------
                                       900,932              -    900,932
------------------------------------------------------------------------------
Gain on Asset Disposals and
  Impairments-net                           24              -         24
------------------------------------------------------------------------------
Operating Income before Equity in
  Loss of Investees                     57,849              -     57,849

 Equity in Loss of Investees            (1,969)             -     (1,969)
------------------------------------------------------------------------------

Operating Income                        55,880              -     55,880
------------------------------------------------------------------------------
Other Income (Expense):
  Interest income                        9,588         (3,644)(c)  5,944
  Interest expense                     (16,605)             -    (16,605)
  Other - net                              482              -        482
------------------------------------------------------------------------------
                                        (6,535)        (3,644)   (10,179)
------------------------------------------------------------------------------

Income Before Provision For Income
 Taxes                                  49,345         (3,644)    45,701

Provision for Income Taxes              25,165              -     25,165
------------------------------------------------------------------------------
Net Income                           $  24,180     $   (3,644)  $ 20,536 (d)
==============================================================================
Net Income Applicable to Common Stock
  (after Preferred Stock Dividends)  $  20,580                  $ 16,936
==============================================================================
Net Income per Common and Common
   Equivalent Share (Primary and
   Fully Diluted)                    $    0.50                  $   0.41
==============================================================================
Weighted Average Number of Common
   And Common Equivalent Shares
   Outstanding                      41,104,413                41,104,413
==============================================================================
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                            J. RAY McDERMOTT, S.A.
              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL STATEMENTS


Balance Sheet Adjustments
-------------------------

(a) Disposition of JRM's 50% interest in the HeereMac joint venture in exchange for cash of $318,500,000 and title to certain vessels and equipment.

Statements of Income Adjustments
--------------------------------

(b) To reverse the realized portion of a deferred gain on asset sales.

(c) To record the decrease in interest income relating to the promissory note to JRM.

(d) Excludes gain resulting from the termination and distribution of earnings of the HeereMac joint venture. Also, excludes interest income from the use of proceeds.

(c)  Exhibits in accordance with the provisions of Item 601 of Regulation S-K:

     2. Master Termination and Transfer Agreement Dated as of December 19, 1997 By and Between J. Ray McDermott, S.A. and Heerema Offshore Construction Group Inc.

                                 SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           J. RAY McDERMOTT, S.A.
                                           ----------------------
                                                (REGISTRANT)




                                By:  /s/Daniel R. Gaubert
                                    --------------------------------
                                    Daniel R. Gaubert
                                    Senior Vice President and
                                    Chief Financial Officer
                                    (Principal Financial and Accounting
                                    Officer   and Duly Authorized
                                    Representative)



January 2, 1998

                                 EXHIBIT INDEX

      Exhibit  Description
      -------  -----------

         2 Master Termination and Transfer Agreement Dated as of December 19, 1997 By and Between J. Ray McDermott, S.A. and Heerema Offshore Construction Group Inc.

         The following attachments to the Master Termination and Transfer Agreement have been omitted from this report but copies will be supplied to the Commission upon request:

         SCHEDULES:

         I(d) - DB 101 Equipment, Spares and Outfitting
         I(l) - Intermac 650 Equipment, Spares and Outfitting I(m) - Intermac 600 Equipment, Spares and Outfitting I(u) - MWB 403 Equipment, Spares and Outfitting

         II.3  - Continuing Agreements

         III.8 - MWB 403 Commitments

         IV.6 - Intermac 600 Commitments

         IV.7 - Intermac 650 Obligations
          (a) Commitments
          (b) Liabilities

         V.4(a) - Periods and Rates of Charters from McDermott

         V.4(b) - Periods and Rates of Charter from Heerema

         V.7 - Certain Insurance Claims

         VI.3 - Intercompany Accounts

         EXHIBITS:

         1 - Form of Option Agreement
         2 - Form of Charter for DB 101
         3 - Form of Charter for Launch Barges
         4 - Form of Bill of Sale
         5 - Form of DB 100 Crane Bill of Sale